NEWS RELEASE Investor Contact: Tim Sedabres, VP of Finance, Investor Relations 920-491-7059 Media Contact: Autumn Latimore, Senior Vice President, Public Relations Director 414-278-1860

Associated Reports Third Quarter Earnings of $0.26 per share

Earnings per share increased 30% from a year ago

GREEN BAY, Wis. — October 18, 2012 — Associated Banc-Corp (NASDAQ: ASBC) today reported net income to common shareholders of $45 million, or $0.26 per common share, for the quarter ended September 30, 2012. This compares to net income to common shareholders of $34 million, or $0.20 per common share, for the comparable quarter ended September 30, 2011.

For the first nine months of 2012, Associated reported net income to common shareholders of $128 million, or $0.74 per common share. This compares to net income to common shareholders of $75 million, or $0.43 per common share, for the comparable year ago period.

“We continue to be focused on taking advantage of the opportunities to grow Associated across the footprint,” said President and CEO Philip B. Flynn. “We are encouraged by the solid performance this quarter and we remain focused on delivering increased value for shareholders of Associated.”

HIGHLIGHTS

•	Net income to common shareholders of $45 million for the third quarter

–	Quarterly earnings per share increased 8% from the prior quarter and 30% year-over-year

–	Return on Tier 1 common equity for the quarter of 9.7%, compared to 7.8% a year ago

•	Total loan balances increased by $267 million, or 2%, during the third quarter to $15.0 billion, and have increased by $1.5 billion, or 11%, from a year ago

–	Commercial loans grew by $243 million, or 3% from the second quarter

–	Residential mortgage loans increased by $125 million, or 4%, from the second quarter

–	Retail loans, including home equity and installment loans, declined by $101 million from the second quarter

•	Average deposits increased by a net $565 million, or 4%, to $15.6 billion during the third quarter

•	Credit metrics continued to improve with levels of net charge offs, nonaccrual loans, potential problem loans, and delinquent loans all declining during the quarter

•	Capital ratios remain very strong with a Tier 1 common equity ratio of 12.01%

•

After the end of the quarter, we redeemed $150 million of 7.625% Trust Preferred Securities on October 1st and expect to redeem the remaining $30 million of Trust Preferred Securities during the fourth quarter

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THIRD QUARTER 2012 FINANCIAL RESULTS

Loans

At September 30, 2012, the Company’s loan portfolio was $15.0 billion, up $267 million, or 2%, from $14.7 billion at June 30, 2012, and up $1.5 billion, or 11%, from $13.5 billion a year ago. Commercial loans, which include general commercial loans, specialized lending, and commercial real estate, grew by $243 million, or 3% from the second quarter and have increased by $1.4 billion, or 19% from a year ago. The residential mortgage portfolio grew by $125 million, or 4%, during the quarter while the retail portfolio, which includes home equity and installment loan balances, experienced net run-off of $101 million as consumers continued to refinance home equity loans into new first mortgages.

Deposits

Average deposits of $15.6 billion were up $565 million, or 4%, from the second quarter, and have increased by $1.2 billion, or 8%, from a year ago. Total deposits of $16.5 billion at the end of the third quarter were up $1.3 billion, or 9%, compared to second quarter levels. Period-end noninterest-bearing account balances grew by $446 million, or 12%, from the second quarter, and have increased by $609 million, or 16%, from a year ago. Money market balances increased by $860 million, or 15%, from the second quarter, and have increased by $1.5 billion, or 28%, from a year ago.

Net Interest Income and Net Interest Margin

Third quarter net interest income of $156 million increased by 1% compared to the prior quarter and was up 2% compared to the year-ago quarter. The net interest margin for the quarter was 3.26%. While yields on earning assets compressed by 7 basis points from the prior quarter, the cost of deposits and interest-bearing liabilities declined by 3 basis points, contributing to a net decrease in overall net interest margin of 4 basis points compared to the prior quarter.

Noninterest Income and Expense

Noninterest income for the quarter was $81 million, up $5 million, or 7%, from the second quarter. This revenue growth included a $3 million gain on the sale of securities. Revenue from trust service fees, service charges on deposit accounts, card-based fees, and capital markets fees all increased from the prior quarter. However, lower mortgage banking revenue and insurance commissions during the third quarter partially off-set the revenue increases.

Total noninterest expense for the quarter ended September 30, 2012 was $170 million, up $4 million, or 2%, from the second quarter. Personnel and occupancy expenses increased by $2 million from the prior quarter while legal and professional fees also increased by $2 million from the second quarter primarily related to ongoing BSA enhancements. Other expense categories, in aggregate, were flat compared to the second quarter.

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Credit

The Company recorded a provision of zero, reflecting another quarter of improving credit metrics. Nonaccrual loans were down 13%, to $278 million compared to the second quarter, and down 31%, from $403 million a year ago. Nonperforming assets declined 12% from the prior quarter to $314 million, and declined 30%, from $445 million a year ago.

Net charge offs of $18 million for the third quarter were down $6 million, or 26%, from the second quarter, and were 42% lower than a year ago. The Company’s allowance for loan losses was $315 million, representing an allowance equal to 2.11% of loans, and which represented a coverage ratio of over 113% of nonaccrual loans at September 30, 2012.

Capital Ratios

The Company’s capital position remains very strong, with a Tier 1 common equity ratio of 12.01% at September 30, 2012. The Company’s capital ratios continue to be well in excess of both current and proposed “well-capitalized” regulatory benchmarks.

THIRD QUARTER 2012 EARNINGS RELEASE CONFERENCE CALL

The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, October 18, 2012. Interested parties can listen to the call live on the Internet through the investor relations section of the company’s website, http://investor.associatedbank.com/ or by dialing 877-317-6789. The slide presentation for the call will be available on the company’s website just prior to the call. The number for international callers is 412-317-6789. Participants should ask the operator for the Associated Banc-Corp third quarter 2012 earnings call.

An audio archive of the webcast will be available on the company’s website. A telephone replay will be available two hours after the completion of the call through 8:00 a.m. CT on November 19, 2012, by dialing 877-344-7529 and entering the conference ID number 10018690. The replay number for international callers is 412-317-0088.

ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NASDAQ: ASBC) has total assets of $23 billion and is one of the top 50, publicly traded, U.S. bank holding companies. Headquartered in Green Bay, Wis., Associated is a leading Midwest banking franchise, offering a full range of financial products and services through more than 250 banking locations serving more than 150 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

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FORWARD LOOKING STATEMENTS

Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

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Consolidated Balance Sheets (Unaudited)

Associated Banc-Corp

(in thousands)	September 30, 2012	June 30, 2012	Seql Qtr $ Change	March 31, 2012	December 31, 2011	September 30, 2011	Comp Qtr $ Change
Assets
Cash and due from banks	$419,529	$414,760	$4,769	$360,728	$454,958	$410,644	$8,885
Interest-bearing deposits in other financial institutions	531,303	180,050	351,253	344,148	154,562	250,648	280,655
Federal funds sold and securities purchased under agreements to resell	2,460	3,800	(1,340)	7,100	7,075	4,180	(1,720)
Securities held to maturity, at amortized cost	21,852	—	21,852	—	—	—	21,852
Securities available for sale, at fair value	4,496,198	4,521,436	(25,238)	4,669,100	4,937,483	5,453,816	(957,618)
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	166,100	176,041	(9,941)	177,808	191,188	191,128	(25,028)
Loans held for sale	157,093	157,481	(388)	196,570	249,195	201,142	(44,049)
Loans	14,966,214	14,698,902	267,312	14,253,725	14,031,071	13,503,507	1,462,707
Allowance for loan losses	(315,150)	(332,658)	17,508	(356,298)	(378,151)	(399,723)	84,573

Loans, net	14,651,064	14,366,244	284,820	13,897,427	13,652,920	13,103,784	1,547,280
Premises and equipment, net	238,756	225,245	13,511	225,164	223,736	208,301	30,455
Goodwill	929,168	929,168	—	929,168	929,168	929,168	—
Other intangible assets, net	61,294	64,812	(3,518)	68,374	67,574	67,970	(6,676)
Trading assets	76,159	73,484	2,675	69,081	73,253	76,694	(535)
Other assets	987,378	968,579	18,799	969,002	983,105	1,005,174	(17,796)

Total assets	$22,738,354	$22,081,100	$657,254	$21,913,670	$21,924,217	$21,902,649	$835,705

Liabilities and Stockholders’ Equity
Noninterest-bearing demand deposits	$4,320,437	$3,874,429	$446,008	$3,989,156	$3,928,792	$3,711,570	$608,867
Interest-bearing deposits	12,130,155	11,232,442	897,713	11,664,220	11,161,863	11,070,840	1,059,315

Total deposits	16,450,592	15,106,871	1,343,721	15,653,376	15,090,655	14,782,410	1,668,182
Federal funds purchased and securities sold under agreements to repurchase	1,138,027	1,253,270	(115,243)	1,236,219	1,514,485	2,213,364	(1,075,337)
Other short-term funding	615,258	1,400,000	(784,742)	700,000	1,000,000	318,412	296,846
Long-term funding	1,305,422	1,150,729	154,693	1,176,736	1,177,071	1,477,408	(171,986)
Trading liabilities	82,861	80,107	2,754	75,130	80,046	84,376	(1,515)
Accrued expenses and other liabilities	195,742	180,502	15,240	171,336	196,166	176,060	19,682

Total liabilities	19,787,902	19,171,479	616,423	19,012,797	19,058,423	19,052,030	735,872
Stockholders’ Equity
Preferred equity	63,272	63,272	—	63,272	63,272	63,272	—
Common stock	1,750	1,750	—	1,750	1,746	1,746	4
Surplus	1,599,070	1,594,995	4,075	1,590,336	1,586,401	1,585,208	13,862
Retained earnings	1,250,189	1,213,735	36,454	1,181,247	1,148,773	1,111,080	139,109
Accumulated other comprehensive income	67,303	66,579	724	65,278	65,602	89,313	(22,010)
Treasury stock	(31,132)	(30,710)	(422)	(1,010)	—	—	(31,132)

Total stockholders’ equity	2,950,452	2,909,621	40,831	2,900,873	2,865,794	2,850,619	99,833

Total liabilities and stockholders’ equity	$22,738,354	$22,081,100	$657,254	$21,913,670	$21,924,217	$21,902,649	$835,705

Consolidated Statements of Income (Unaudited)

Associated Banc-Corp

	For The Three Months Ended September 30,		Quarter		For The Nine Months Ended, September 30,		Year-to-Date
(in thousands, except per share amounts)	2012	2011	$ Change	% Change	2012	2011	$ Change	% Change
Interest Income
Interest and fees on loans	$149,647	$145,778	$3,869	2.7%	$445,858	$432,907	$12,951	3.0%
Interest and dividends on investment securities:
Taxable	20,548	30,513	(9,965)	(32.7%)	66,577	100,516	(33,939)	(33.8%)
Tax-exempt	7,127	7,376	(249)	(3.4%)	21,536	22,593	(1,057)	(4.7%)
Other interest	1,334	1,428	(94)	(6.6%)	3,843	4,324	(481)	(11.1%)

Total interest income	178,656	185,095	(6,439)	(3.5%)	537,814	560,340	(22,526)	(4.0%)
Interest Expense
Interest on deposits	9,751	15,644	(5,893)	(37.7%)	32,340	50,794	(18,454)	(36.3%)
Interest on Federal funds purchased and securities sold under agreements to repurchase	750	1,810	(1,060)	(58.6%)	2,129	4,919	(2,790)	(56.7%)
Interest on other short-term funding	815	1,229	(414)	(33.7%)	3,068	5,336	(2,268)	(42.5%)
Interest on long-term funding	11,738	13,252	(1,514)	(11.4%)	35,740	38,285	(2,545)	(6.6%)

Total interest expense	23,054	31,935	(8,881)	(27.8%)	73,277	99,334	(26,057)	(26.2%)

Net Interest Income	155,602	153,160	2,442	1.6%	464,537	461,006	3,531	0.8%
Provision for loan losses	—	4,000	(4,000)	(100.0%)	—	51,000	(51,000)	(100.0%)

Net interest income after provision for loan losses	155,602	149,160	6,442	4.3%	464,537	410,006	54,531	13.3%
Noninterest Income
Trust service fees	10,396	9,791	605	6.2%	30,308	29,634	674	2.3%
Service charges on deposit accounts	17,290	19,949	(2,659)	(13.3%)	52,100	58,125	(6,025)	(10.4%)
Card-based and other nondeposit fees	12,209	15,291	(3,082)	(20.2%)	35,172	46,636	(11,464)	(24.6%)
Insurance commissions	11,650	11,020	630	5.7%	36,152	34,338	1,814	5.3%
Brokerage and annuity commissions	3,632	4,027	(395)	(9.8%)	11,965	13,565	(1,600)	(11.8%)

Total core fee-based revenue	55,177	60,078	(4,901)	(8.2%)	165,697	182,298	(16,601)	(9.1%)
Mortgage banking, net	15,581	4,521	11,060	N/M	49,970	3,046	46,924	N/M
Capital market fees, net	3,609	3,273	336	10.3%	9,998	4,761	5,237	110.0%
Bank owned life insurance income	3,290	3,990	(700)	(17.5%)	10,746	11,076	(330)	(3.0%)
Asset losses, net	(3,309)	(3,859)	550	(14.3%)	(11,887)	(10,400)	(1,487)	14.3%
Investment securities gains (losses), net	3,506	(744)	4,250	N/M	4,109	(802)	4,911	N/M
Other	3,134	1,737	1,397	80.4%	6,752	11,608	(4,856)	(41.8%)

Total noninterest income	80,988	68,996	11,992	17.4%	235,385	201,587	33,798	16.8%
Noninterest Expense
Personnel expense	95,231	91,084	4,147	4.6%	283,331	269,838	13,493	5.0%
Occupancy	14,334	14,205	129	0.9%	43,521	42,143	1,378	3.3%
Equipment	5,935	4,851	1,084	22.3%	17,122	14,587	2,535	17.4%
Data processing	11,022	7,887	3,135	39.7%	31,842	23,395	8,447	36.1%
Business development and advertising	5,059	5,539	(480)	(8.7%)	15,908	16,134	(226)	(1.4%)
Other intangible amortization	1,048	1,179	(131)	(11.1%)	3,146	3,535	(389)	(11.0%)
Loan expense	3,297	2,600	697	26.8%	9,155	8,539	616	7.2%
Legal and professional fees	7,686	4,289	3,397	79.2%	23,058	13,554	9,504	70.1%
Losses other than loans	3,577	1,659	1,918	115.6%	9,187	6,031	3,156	52.3%
Foreclosure/OREO expense	4,071	4,982	(911)	(18.3%)	11,776	16,224	(4,448)	(27.4%)
FDIC expense	5,017	6,906	(1,889)	(27.4%)	14,665	22,348	(7,683)	(34.4%)
Other	13,426	14,299	(873)	(6.1%)	42,784	41,868	916	2.2%

Total noninterest expense	169,703	159,480	10,223	6.4%	505,495	478,196	27,299	5.7%

Income before income taxes	66,887	58,676	8,211	14.0%	194,427	133,397	61,030	45.8%
Income tax expense	20,492	17,337	3,155	18.2%	62,082	34,823	27,259	78.3%

Net income	46,395	41,339	5,056	12.2%	132,345	98,574	$33,771	34.3%
Preferred stock dividends and discount	1,300	7,305	(6,005)	(82.2%)	3,900	23,530	(19,630)	(83.4%)

Net income available to common equity	$45,095	$34,034	$11,061	32.5%	$128,445	$75,044	$53,401	71.2%

Earnings Per Common Share:
Basic	$0.26	$0.20	$0.06	30.0%	$0.74	$0.43	$0.31	72.1%
Diluted	$0.26	$0.20	$0.06	30.0%	$0.74	$0.43	$0.31	72.1%

Average Common Shares Outstanding:
Basic	171,650	173,418	(1,768)	(1.0%)	172,774	173,319	(545)	(0.3%)
Diluted	171,780	173,418	(1,638)	(0.9%)	172,848	173,321	(473)	(0.3%)

N/M = Not meaningful.

Consolidated Statements of Income (Unaudited) - Quarterly Trend

Associated Banc-Corp

			Sequential Qtr					Comparable Qtr
(in thousands, except per share amounts)	3Q12	2Q12	$ Change	% Change	1Q12	4Q11	3Q11	$ Change	% Change
Interest Income
Interest and fees on loans	$149,647	$147,188	$2,459	1.7%	$149,023	$149,832	$145,778	$3,869	2.7%
Interest and dividends on investment securities:
Taxable	20,548	23,000	(2,452)	(10.7%)	23,029	22,855	30,513	(9,965)	(32.7%)
Tax-exempt	7,127	7,135	(8)	(0.1%)	7,274	7,344	7,376	(249)	(3.4%)
Other interest	1,334	1,262	72	5.7%	1,247	1,251	1,428	(94)	(6.6%)

Total interest income	178,656	178,585	71	0.0%	180,573	181,282	185,095	(6,439)	(3.5%)
Interest Expense
Interest on deposits	9,751	10,553	(802)	(7.6%)	12,036	14,954	15,644	(5,893)	(37.7%)
Interest on Federal funds purchased and securities sold under agreements to repurchase	750	612	138	22.5%	767	1,278	1,810	(1,060)	(58.6%)
Interest on other short-term funding	815	1,197	(382)	(31.9%)	1,056	879	1,229	(414)	(33.7%)
Interest on long-term funding	11,738	11,956	(218)	(1.8%)	12,046	12,346	13,252	(1,514)	(11.4%)

Total interest expense	23,054	24,318	(1,264)	(5.2%)	25,905	29,457	31,935	(8,881)	(27.8%)

Net Interest Income	155,602	154,267	1,335	0.9%	154,668	151,825	153,160	2,442	1.6%
Provision for loan losses	—	—	—	N/M	—	1,000	4,000	(4,000)	(100.0%)

Net interest income after provision for loan losses	155,602	154,267	1,335	0.9%	154,668	150,825	149,160	6,442	4.3%
Noninterest Income
Trust service fees	10,396	10,125	271	2.7%	9,787	9,511	9,791	605	6.2%
Service charges on deposit accounts	17,290	16,768	522	3.1%	18,042	17,783	19,949	(2,659)	(13.3%)
Card-based and other nondeposit fees	12,209	12,084	125	1.0%	10,879	11,269	15,291	(3,082)	(20.2%)
Insurance commissions	11,650	12,912	(1,262)	(9.8%)	11,590	11,216	11,020	630	5.7%
Brokerage and annuity commissions	3,632	4,206	(574)	(13.6%)	4,127	3,665	4,027	(395)	(9.8%)

Total core fee-based revenue	55,177	56,095	(918)	(1.6%)	54,425	53,444	60,078	(4,901)	(8.2%)
Mortgage banking, net	15,581	16,735	(1,154)	(6.9%)	17,654	9,677	4,521	11,060	N/M
Capital market fees, net	3,609	2,673	936	35.0%	3,716	3,950	3,273	336	10.3%
Bank owned life insurance income	3,290	3,164	126	4.0%	4,292	3,820	3,990	(700)	(17.5%)
Asset losses, net	(3,309)	(4,984)	1,675	(33.6%)	(3,594)	(1,799)	(3,859)	550	(14.3%)
Investment securities gains (losses), net	3,506	563	2,943	N/M	40	(310)	(744)	4,250	N/M
Other	3,134	1,705	1,429	83.8%	1,913	2,750	1,737	1,397	80.4%

Total noninterest income	80,988	75,951	5,037	6.6%	78,446	71,532	68,996	11,992	17.4%
Noninterest Expense
Personnel expense	95,231	93,819	1,412	1.5%	94,281	90,306	91,084	4,147	4.6%
Occupancy	14,334	14,008	326	2.3%	15,179	13,796	14,205	129	0.9%
Equipment	5,935	5,719	216	3.8%	5,468	5,286	4,851	1,084	22.3%
Data processing	11,022	11,304	(282)	(2.5%)	9,516	9,080	7,887	3,135	39.7%
Business development and advertising	5,059	5,468	(409)	(7.5%)	5,381	6,904	5,539	(480)	(8.7%)
Other intangible amortization	1,048	1,049	(1)	(0.1%)	1,049	1,179	1,179	(131)	(11.1%)
Loan expense	3,297	2,948	349	11.8%	2,910	3,469	2,600	697	26.8%
Legal and professional fees	7,686	5,657	2,029	35.9%	9,715	4,651	4,289	3,397	79.2%
Losses other than loans	3,577	2,060	1,517	73.6%	3,550	11,890	1,659	1,918	115.6%
Foreclosure/OREO expense	4,071	4,343	(272)	(6.3%)	3,362	5,169	4,982	(911)	(18.3%)
FDIC expense	5,017	4,778	239	5.0%	4,870	6,136	6,906	(1,889)	(27.4%)
Other	13,426	14,877	(1,451)	(9.8%)	14,481	14,461	14,299	(873)	(6.1%)

Total noninterest expense	169,703	166,030	3,673	2.2%	169,762	172,327	159,480	10,223	6.4%

Income before income taxes	66,887	64,188	2,699	4.2%	63,352	50,030	58,676	8,211	14.0%
Income tax expense	20,492	20,871	(379)	(1.8%)	20,719	8,905	17,337	3,155	18.2%

Net income	46,395	43,317	3,078	7.1%	42,633	41,125	41,339	5,056	12.2%
Preferred stock dividends and discount	1,300	1,300	—	0.0%	1,300	1,300	7,305	(6,005)	(82.2%)

Net income available to common equity	$45,095	$42,017	$3,078	7.3%	$41,333	$39,825	$34,034	$11,061	32.5%

Earnings Per Common Share:
Basic	$0.26	$0.24	$0.02	8.3%	$0.24	$0.23	$0.20	$0.06	30.0%
Diluted	$0.26	$0.24	$0.02	8.3%	$0.24	$0.23	$0.20	$0.06	30.0%

Average Common Shares Outstanding:
Basic	171,650	172,839	(1,189)	(0.7%)	173,846	173,523	173,418	(1,768)	(1.0%)
Diluted	171,780	172,841	(1,061)	(0.6%)	173,848	173,523	173,418	(1,638)	(0.9%)

N/M = Not meaningful.

Selected Quarterly Information

Associated Banc-Corp

(in thousands, except per share and full time equivalent employee data)	YTD 2012	YTD 2011	3rd Qtr 2012	2nd Qtr 2012	1st Qtr 2012	4th Qtr 2011	3rd Qtr 2011
Summary of Operations
Net interest income	$464,537	$461,006	$155,602	$154,267	$154,668	$151,825	$153,160
Provision for loan losses	—	51,000	—	—	—	1,000	4,000
Asset losses, net	(11,887)	(10,400)	(3,309)	(4,984)	(3,594)	(1,799)	(3,859)
Investment securities gains (losses), net	4,109	(802)	3,506	563	40	(310)	(744)
Noninterest income (excluding securities & asset gains)	243,163	212,789	80,791	80,372	82,000	73,641	73,599
Noninterest expense	505,495	478,196	169,703	166,030	169,762	172,327	159,480
Income before income taxes	194,427	133,397	66,887	64,188	63,352	50,030	58,676
Income tax expense	62,082	34,823	20,492	20,871	20,719	8,905	17,337
Net income	132,345	98,574	46,395	43,317	42,633	41,125	41,339
Net income available to common equity	128,445	75,044	45,095	42,017	41,333	39,825	34,034
Taxable equivalent adjustment	15,825	16,067	5,268	5,254	5,303	5,307	5,295

Per Common Share Data
Net income:
Basic	$0.74	$0.43	$0.26	$0.24	$0.24	$0.23	$0.20
Diluted	0.74	0.43	0.26	0.24	0.24	0.23	0.20
Dividends	0.15	0.03	0.05	0.05	0.05	0.01	0.01
Market Value:
High	$14.63	$15.36	$13.79	$13.97	$14.63	$11.78	$14.17
Low	11.43	8.95	12.04	11.76	11.43	9.15	8.95
Close	13.16	9.30	13.16	13.19	13.96	11.17	9.30
Book value	16.82	16.07	16.82	16.59	16.32	16.15	16.07
Tangible book value	11.31	10.59	11.31	11.07	10.87	10.68	10.59

Performance Ratios (annualized)
Earning assets yield	3.79%	3.96%	3.73%	3.80%	3.85%	3.81%	3.88%
Interest-bearing liabilities rate	0.66	0.88	0.62	0.65	0.70	0.78	0.83
Net interest margin	3.29	3.28	3.26	3.30	3.31	3.21	3.23
Return on average assets	0.81	0.61	0.84	0.80	0.79	0.75	0.75
Return on average equity	6.07	4.33	6.29	5.98	5.93	5.71	5.49
Return on average Tier 1 common equity (1)	9.39	5.92	9.69	9.26	9.23	8.96	7.83
Efficiency ratio (2)	69.87	69.32	70.22	69.21	70.16	74.67	68.73
Effective tax rate	31.93	26.10	30.64	32.52	32.70	17.80	29.55
Dividend payout ratio (3)	20.27	6.98	19.23	20.83	20.83	4.35	5.00

Average Balances
Assets	$21,787,668	$21,532,170	$22,016,748	$21,684,600	$21,659,139	$21,755,870	$21,729,187
Earning assets	19,473,207	19,420,572	19,659,796	19,386,046	19,371,729	19,506,627	19,530,007
Interest-bearing liabilities	14,927,753	15,129,294	14,940,697	14,922,006	14,920,413	15,095,689	15,215,517
Loans (4)	14,611,065	13,021,134	14,916,793	14,602,602	14,310,441	14,043,585	13,376,928
Deposits	15,223,805	14,235,123	15,615,856	15,050,684	15,000,567	14,893,469	14,405,311
Short and long-term funding	3,484,938	4,182,908	3,286,943	3,566,346	3,603,700	3,857,252	4,227,319
Common stockholders’ equity	2,849,876	2,709,688	2,870,438	2,852,050	2,826,913	2,792,823	2,765,023
Stockholders’ equity	2,913,148	3,044,872	2,933,710	2,915,322	2,890,185	2,856,095	2,987,178
Common stockholders’ equity / assets	13.08%	12.58%	13.04%	13.15%	13.05%	12.84%	12.72%
Stockholders’ equity / assets	13.37%	14.14%	13.32%	13.44%	13.34%	13.13%	13.75%

At Period End
Assets			$22,738,354	$22,081,100	$21,913,670	$21,924,217	$21,902,649
Loans			14,966,214	14,698,902	14,253,725	14,031,071	13,503,507
Allowance for loan losses			315,150	332,658	356,298	378,151	399,723
Goodwill			929,168	929,168	929,168	929,168	929,168
Mortgage servicing rights, net			45,018	47,488	50,001	48,152	47,370
Other intangible assets, net			16,276	17,324	18,373	19,422	20,600
Deposits			16,450,592	15,106,871	15,653,376	15,090,655	14,782,410
Short and long-term funding			3,058,707	3,803,999	3,112,955	3,691,556	4,009,184
Stockholders’ equity			2,950,452	2,909,621	2,900,873	2,865,794	2,850,619
Stockholders’ equity / assets			12.98%	13.18%	13.24%	13.07%	13.01%
Tangible common equity / tangible assets (5)			8.91%	8.99%	9.01%	8.84%	8.77%
Tangible equity / tangible assets (6)			9.20%	9.29%	9.32%	9.14%	9.07%
Tier 1 common equity / risk-weighted assets (7)			12.01%	12.04%	12.49%	12.24%	12.44%
Tier 1 leverage ratio			9.99%	9.95%	10.03%	9.81%	9.62%
Tier 1 risk-based capital ratio			13.57%	13.64%	14.33%	14.08%	14.35%
Total risk-based capital ratio			15.00%	15.08%	15.78%	15.53%	15.81%
Shares outstanding, end of period			171,657	171,611	173,923	173,575	173,474

Selected trend information
Average full time equivalent employees			4,965	4,951	5,045	5,056	4,980
Trust assets under management, at market value			$6,200,000	$5,900,000	$6,000,000	$5,600,000	$5,300,000
Mortgage loans originated for sale during period			715,184	738,091	563,688	843,614	470,530
Mortgage portfolio serviced for others			7,547,000	7,511,000	7,284,000	7,321,000	7,281,000
Mortgage servicing rights, net / Portfolio serviced for others			0.60%	0.63%	0.69%	0.66%	0.65%

(1)	Return on average Tier 1 common equity = Net income available to common equity divided by average Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.

This is a non-GAAP financial measure.

(2)	Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset gains, net.

This is a non-GAAP financial measure.

(3)	Ratio is based upon basic earnings per common share.
(4)	Loans held for sale have been included in the average balances.
(5)	Tangible common equity to tangible assets = Common stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets.

This is a non-GAAP financial measure.

(6)	Tangible equity to tangible assets = Stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets.

This is a non-GAAP financial measure.

(7)	Tier 1 common equity to risk-weighted assets = Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities divided by risk-weighted assets. This is a non-GAAP financial measure.

Selected Asset Quality Information

Associated Banc-Corp

(in thousands)	Sep 30, 2012	Jun 30, 2012	Sep12 vs Jun12 % Change	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Sep12 vs Sep11 % Change
Allowance for Loan Losses
Beginning balance	$332,658	$356,298	(6.6%)	$378,151	$399,723	$425,961	(21.9%)
Provision for loan losses	—	—	0.0%	—	1,000	4,000	(100.0%)
Charge offs	(25,030)	(30,340)	(17.5%)	(31,259)	(34,056)	(38,155)	(34.4%)
Recoveries	7,522	6,700	12.3%	9,406	11,484	7,917	(5.0%)

Net charge offs	(17,508)	(23,640)	(25.9%)	(21,853)	(22,572)	(30,238)	(42.1%)

Ending balance	$315,150	$332,658	(5.3%)	$356,298	$378,151	$399,723	(21.2%)

Reserve for losses on unfunded commitments	$19,800	$18,900	4.8%	$15,600	$14,700	$14,900	32.9%

Net Charge Offs	Sep 30, 2012	Jun 30, 2012	Sep12 vs Jun12 % Change	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Sep12 vs Sep11 % Change
Commercial and industrial	$3,831	$14,544	(73.7%)	$3,872	$231	$3,741	2.4%
Commercial real estate - owner occupied	(8)	1,164	(100.7%)	415	539	134	(106.0%)
Lease financing	(20)	—	0.0%	(1,836)	19	(1,889)	(98.9%)

Commercial and business lending	3,803	15,708	(75.8%)	2,451	789	1,986	91.5%
Commercial real estate - investor	1,905	177	N/M	7,354	2,394	10,472	(81.8%)
Real estate construction	(187)	558	(133.5%)	230	7,088	5,646	(103.3%)

Commercial real estate lending	1,718	735	133.7%	7,584	9,482	16,118	(89.3%)

Total commercial	5,521	16,443	(66.4%)	10,035	10,271	18,104	(69.5%)
Home equity	7,922	5,284	49.9%	8,950	8,113	8,736	(9.3%)
Installment	324	371	(12.7%)	101	452	764	(57.6%)

Total retail	8,246	5,655	45.8%	9,051	8,565	9,500	(13.2%)
Residential mortgage	3,741	1,542	142.6%	2,767	3,736	2,634	42.0%

Total net charge offs	$17,508	$23,640	(25.9%)	$21,853	$22,572	$30,238	(42.1%)

Net Charge Offs to Average Loans (in basis points) *	Sep 30, 2012	Jun 30, 2012		Mar 31, 2012	Dec 31, 2011	Sep 30, 2011
Commercial and industrial	37	151		42	3	46
Commercial real estate - owner occupied	(0)	43		16	20	5
Lease financing	(13)	—		N/M	14	N/M

Commercial and business lending	29	126		20	7	18
Commercial real estate - investor	27	3		113	38	169
Real estate construction	(12)	40		16	N/M	N/M

Commercial real estate lending	20	9		96	122	213

Total commercial	25	79		50	53	98
Home equity	132	86		144	127	134
Installment	26	28		7	32	52

Total retail	114	76		119	110	119
Residential mortgage	45	19		34	46	36

Total net charge offs	47	65		61	64	90

Credit Quality	Sep 30, 2012	Jun 30, 2012	Sep12 vs Jun12 % Change	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Sep12 vs Sep11 % Change
Nonaccrual loans	$278,172	$317,872	(12.5%)	$327,085	$356,772	$403,392	(31.0%)
Other real estate owned (OREO)	36,053	40,029	(9.9%)	34,425	41,571	42,076	(14.3%)

Total nonperforming assets	$314,225	$357,901	(12.2%)	$361,510	$398,343	$445,468	(29.5%)

Loans 90 or more days past due and still accruing	2,334	5,224	(55.3%)	2,497	4,925	1,220	91.3%
Restructured loans (accruing)	135,791	122,229	11.1%	120,719	113,164	113,083	20.1%
Allowance for loan losses / loans	2.11%	2.26%		2.50%	2.70%	2.96%

Allowance for loan losses / nonaccrual loans	113.29	104.65		108.93	105.99	99.09
Nonaccrual loans / total loans	1.86	2.16		2.29	2.54	2.99
Nonperforming assets / total loans plus OREO	2.09	2.43		2.53	2.83	3.29
Nonperforming assets / total assets	1.38	1.62		1.65	1.82	2.03
Net charge offs / average loans (annualized)	0.47	0.65		0.61	0.64	0.90
Year-to-date net charge offs / average loans	0.58	0.63		0.61	1.13	1.32

Nonaccrual loans by type:
Commercial and industrial	$41,694	$46,111	(9.6%)	$50,641	$56,075	$61,256	(31.9%)
Commercial real estate - owner occupied	27,161	33,417	(18.7%)	31,888	35,718	47,202	(42.5%)
Lease financing	5,927	8,260	(28.2%)	9,040	10,644	11,667	(49.2%)

Commercial and business lending	74,782	87,788	(14.8%)	91,569	102,437	120,125	(37.7%)
Commercial real estate - investor	71,522	88,806	(19.5%)	89,030	99,352	97,691	(26.8%)
Real estate construction	31,684	36,403	(13.0%)	36,471	41,806	72,300	(56.2%)

Commercial real estate lending	103,206	125,209	(17.6%)	125,501	141,158	169,991	(39.3%)

Total commercial	177,988	212,997	(16.4%)	217,070	243,595	290,116	(38.6%)
Home equity	38,467	41,536	(7.4%)	44,628	46,907	46,119	(16.6%)
Installment	2,893	3,047	(5.1%)	2,627	2,715	3,195	(9.5%)

Total retail	41,360	44,583	(7.2%)	47,255	49,622	49,314	(16.1%)
Residential mortgage	58,824	60,292	(2.4%)	62,760	63,555	63,962	(8.0%)

Total nonaccrual loans	$278,172	$317,872	(12.5%)	$327,085	$356,772	$403,392	(31.0%)

*	Annualized.

N/M = Not meaningful.

Selected Asset Quality Information (continued)

Associated Banc-Corp

(in thousands)	Sep 30, 2012	Jun 30, 2012	Sep12 vs Jun12 % Change	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Sep12 vs Sep11 % Change
Restructured loans (accruing)
Commercial and industrial	$35,015	$28,399	23.3%	$25,622	$22,552	$23,020	52.1%
Commercial real estate - owner occupied	15,706	7,115	120.7%	6,926	8,138	5,439	188.8%
Lease financing	—	—	0.0%	—	—	—	0.0%

Commercial and business lending	50,721	35,514	42.8%	32,548	30,690	28,459	78.2%
Commercial real estate - investor	49,249	49,325	(0.2%)	45,845	43,417	43,453	13.3%
Real estate construction	3,561	5,838	(39.0%)	11,770	10,977	10,707	(66.7%)

Commercial real estate lending	52,810	55,163	(4.3%)	57,615	54,394	54,160	(2.5%)

Total commercial	103,531	90,677	14.2%	90,163	85,084	82,619	25.3%
Home equity	9,467	9,471	(0.0%)	9,092	8,950	10,556	(10.3%)
Installment	672	779	(13.7%)	999	1,015	965	(30.4%)

Total retail	10,139	10,250	(1.1%)	10,091	9,965	11,521	(12.0%)
Residential mortgage	22,121	21,302	3.8%	20,465	18,115	18,943	16.8%

Total restructured loans (accruing)	$135,791	$122,229	11.1%	$120,719	$113,164	$113,083	20.1%

Restructured loans in nonaccrual loans (not included above)	$74,251	$86,395	(14.1%)	$79,946	$87,493	$80,063	(7.3%)

Loans Past Due 30-89 Days	Sep 30, 2012	Jun 30, 2012	Sep12 vs Jun12 % Change	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Sep12 vs Sep11 % Change
Commercial and industrial	$3,795	$4,465	(15.0%)	$12,643	$8,743	$6,255	(39.3%)
Commercial real estate - owner occupied	4,843	2,125	127.9%	7,532	7,092	29,409	(83.5%)
Lease financing	17	39	(56.4%)	40	104	507	(96.6%)

Commercial and business lending	8,655	6,629	30.6%	20,215	15,939	36,171	(76.1%)
Commercial real estate - investor	8,809	12,854	(31.5%)	8,313	4,970	70,136	(87.4%)
Real estate construction	1,254	1,618	(22.5%)	1,736	996	5,493	(77.2%)

Commercial real estate lending	10,063	14,472	(30.5%)	10,049	5,966	75,629	(86.7%)

Total commercial	18,718	21,101	(11.3%)	30,264	21,905	111,800	(83.3%)
Home equity	14,823	15,302	(3.1%)	18,007	12,189	18,165	(18.4%)
Installment	1,693	1,558	8.7%	2,813	2,592	1,956	(13.4%)

Total retail	16,516	16,860	(2.0%)	20,820	14,781	20,121	(17.9%)
Residential mortgage	6,878	9,836	(30.1%)	10,114	7,224	12,114	(43.2%)

Total loans past due 30-89 days	$42,112	$47,797	(11.9%)	$61,198	$43,910	$144,035	(70.8%)

Potential Problem Loans	Sep 30, 2012	Jun 30, 2012	Sep12 vs Jun12 % Change	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Sep12 vs Sep11 % Change
Commercial and industrial	$120,888	$121,764	(0.7%)	$157,778	$153,306	$207,351	(41.7%)
Commercial real estate - owner occupied	120,034	108,508	10.6%	112,673	136,366	140,406	(14.5%)
Lease financing	214	324	(34.0%)	487	158	507	(57.8%)

Commercial and business lending	241,136	230,596	4.6%	270,938	289,830	348,264	(30.8%)
Commercial real estate - investor	133,046	142,453	(6.6%)	167,339	230,206	252,331	(47.3%)
Real estate construction	18,477	23,905	(22.7%)	27,654	27,649	37,155	(50.3%)

Commercial real estate lending	151,523	166,358	(8.9%)	194,993	257,855	289,486	(47.7%)

Total commercial	392,659	396,954	(1.1%)	465,931	547,685	637,750	(38.4%)
Home equity	3,343	4,173	(19.9%)	4,441	5,451	4,975	(32.8%)
Installment	131	127	3.1%	142	233	272	(51.8%)

Total retail	3,474	4,300	(19.2%)	4,583	5,684	5,247	(33.8%)
Residential mortgage	8,197	8,658	(5.3%)	9,580	13,037	16,550	(50.5%)

Total potential problem loans	$404,330	$409,912	(1.4%)	$480,094	$566,406	$659,547	(38.7%)

Net Interest Income Analysis - Taxable Equivalent Basis

Associated Banc-Corp

	Nine months ended September 30, 2012			Nine months ended September 30, 2011
(in thousands)	Average Balance	Interest Income /Expense	Average Yield / Rate	Average Balance	Interest Income /Expense	Average Yield /Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,041,098	$149,001	3.95%	$4,187,882	$134,119	4.28%
Commercial real estate lending	3,316,306	105,259	4.24	2,933,824	98,608	4.49

Total commercial	8,357,404	254,260	4.06	$7,121,706	$232,727	4.37
Residential mortgage	3,277,879	91,273	3.71	2,685,994	84,564	4.20
Retail	2,975,782	103,230	4.63	3,213,434	118,127	4.91

Total loans	14,611,065	448,763	4.10	13,021,134	435,418	4.47
Investment securities	4,444,144	101,033	3.03	5,658,000	136,665	3.22
Other short-term investments	417,998	3,843	1.23	741,438	4,324	0.78

Investments and other	4,862,142	104,876	2.88	6,399,438	140,989	2.94

Total earning assets	19,473,207	553,639	3.79	19,420,572	576,407	3.96
Other assets, net	2,314,461			2,111,598

Total assets	$21,787,668			$21,532,170

Interest-bearing liabilities:
Savings deposits	$1,085,514	$626	0.08%	$977,064	$861	0.12%
Interest-bearing demand deposits	2,118,789	2,788	0.18	1,878,417	2,314	0.16
Money market deposits	5,930,870	11,233	0.25	5,093,270	12,736	0.33
Time deposits	2,307,642	17,693	1.02	2,997,635	34,883	1.56

Total interest-bearing deposits	11,442,815	32,340	0.38	10,946,386	50,794	0.62
Federal funds purchased and securities sold under agreements to repurchase	1,241,652	2,129	0.23	1,960,670	4,919	0.34
Other short-term funding	1,066,063	3,068	0.38	792,595	5,336	0.90
Total long-term funding	1,177,223	35,740	4.05	1,429,643	38,285	3.57

Total short and long-term funding	3,484,938	40,937	1.57	4,182,908	48,540	1.55

Total interest-bearing liabilities	14,927,753	73,277	0.66	15,129,294	99,334	0.88
Noninterest-bearing demand deposits	3,780,990			3,288,737
Other liabilities	165,777			69,267
Stockholders’ equity	2,913,148			3,044,872

Total liabilities and stockholders’ equity	$21,787,668			$21,532,170

Net interest income and rate spread (1)		$480,362	3.13%		$477,073	3.08%

Net interest margin (1)			3.29%			3.28%
Taxable equivalent adjustment		$15,825			$16,067

Net Interest Income Analysis - Taxable Equivalent Basis

Associated Banc-Corp	Three months ended September 30, 2012			Three months ended September 30, 2011
(in thousands)	Average Balance	Interest Income /Expense	Average Yield /Rate	Average Balance	Interest Income /Expense	Average Yield /Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,275,069	$51,432	3.88%	$4,329,916	$45,302	4.15%
Commercial real estate lending	3,440,220	35,913	4.16	3,007,611	33,859	4.47

Total commercial	8,715,289	87,345	3.99	$7,337,527	$79,161	4.28
Residential mortgage	3,320,212	30,044	3.62	2,869,445	29,385	4.09
Retail	2,881,292	33,251	4.60	3,169,956	38,102	4.78

Total loans	14,916,793	150,640	4.02	13,376,928	146,648	4.36
Investment securities	4,319,404	31,950	2.96	5,430,677	42,314	3.12
Other short-term investments	423,599	1,334	1.26	722,402	1,428	0.79

Investments and other	4,743,003	33,284	2.81	6,153,079	43,742	2.84

Total earning assets	19,659,796	183,924	3.73	19,530,007	190,390	3.88
Other assets, net	2,356,952			2,199,180

Total assets	$22,016,748			$21,729,187

Interest-bearing liabilities:
Savings deposits	$1,117,194	$229	0.08%	$1,013,333	$289	0.11%
Interest-bearing demand deposits	2,136,280	926	0.17	2,056,082	945	0.18
Money market deposits	6,240,596	3,932	0.25	5,092,120	3,841	0.30
Time deposits	2,159,684	4,664	0.86	2,826,663	10,569	1.48

Total interest-bearing deposits	11,653,754	9,751	0.33	10,988,198	15,644	0.56
Federal funds purchased and securities sold under agreements to repurchase	1,266,995	750	0.24	2,245,946	1,810	0.32
Other short-term funding	837,316	815	0.39	543,271	1,229	0.90
Total long-term funding	1,182,632	11,738	3.97	1,438,102	13,252	3.68

Total short and long-term funding	3,286,943	13,303	1.62	4,227,319	16,291	1.54

Total interest-bearing liabilities	14,940,697	23,054	0.62	15,215,517	31,935	0.83
Noninterest-bearing demand deposits	3,962,102			3,417,113
Other liabilities	180,239			109,379
Stockholders’ equity	2,933,710			2,987,178

Total liabilities and stockholders’ equity	$22,016,748			$21,729,187

Net interest income and rate spread (1)		$160,870	3.11%		$158,455	3.05%

Net interest margin (1)			3.26%			3.23%
Taxable equivalent adjustment		$5,268			$5,295

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2)	Nonaccrual loans and loans held for sale have been included in the average balances.
(3)	Interest income includes net loan fees.

Net Interest Income Analysis - Taxable Equivalent Basis

Associated Banc-Corp

	Three months ended September 30, 2012			Three months ended June 30, 2012
(in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,275,069	$51,432	3.88%	$5,016,701	$48,584	3.89%
Commercial real estate lending	3,440,220	35,913	4.16	3,320,186	34,843	4.22

Total commercial	8,715,289	87,345	3.99	$8,336,887	$83,427	4.02
Residential mortgage	3,320,212	30,044	3.62	3,273,873	30,266	3.70
Retail	2,881,292	33,251	4.60	2,991,842	34,468	4.63

Total loans	14,916,793	150,640	4.02	14,602,602	148,161	4.07
Investment securities	4,319,404	31,950	2.96	4,402,800	34,416	3.13
Other short-term investments	423,599	1,334	1.26	380,644	1,262	1.33

Investments and other	4,743,003	33,284	2.81	4,783,444	35,678	2.98

Total earning assets	19,659,796	183,924	3.73	19,386,046	183,839	3.80
Other assets, net	2,356,952			2,298,554

Total assets	$22,016,748			$21,684,600

Interest-bearing liabilities:
Savings deposits	$1,117,194	$229	0.08%	$1,109,609	$211	0.08%
Interest-bearing demand deposits	2,136,280	926	0.17	2,105,440	917	0.18
Money market deposits	6,240,596	3,932	0.25	5,860,043	3,744	0.26
Time deposits	2,159,684	4,664	0.86	2,280,568	5,681	1.00

Total interest-bearing deposits	11,653,754	9,751	0.33	11,355,660	10,553	0.37
Federal funds purchased and securities sold under agreements to repurchase	1,266,995	750	0.24	1,114,964	612	0.22
Other short-term funding	837,316	815	0.39	1,279,319	1,197	0.38
Total long-term funding	1,182,632	11,738	3.97	1,172,063	11,956	4.08

Total short and long-term funding	3,286,943	13,303	1.62	3,566,346	13,765	1.55

Total interest-bearing liabilities	14,940,697	23,054	0.62	14,922,006	24,318	0.65
Noninterest-bearing demand deposits	3,962,102			3,695,024
Other liabilities	180,239			152,248
Stockholders’ equity	2,933,710			2,915,322

Total liabilities and stockholders’ equity	$22,016,748			$21,684,600

Net interest income and rate spread (1)		$160,870	3.11%		$159,521	3.15%

Net interest margin (1)			3.26%			3.30%
Taxable equivalent adjustment		$5,268			$5,254

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2)	Nonaccrual loans and loans held for sale have been included in the average balances.
(3)	Interest income includes net loan fees.

Financial Summary and Comparison

Associated Banc-Corp

Period End Loan Composition			Sep12 vs Jun12				Sep12 vs Sep11
	Sep 30, 2012	Jun 30, 2012	% Change	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	% Change
Commercial and industrial	$4,265,356	$4,076,370	4.6%	$3,719,016	$3,724,736	$3,360,502	26.9%
Commercial real estate - owner occupied	1,197,517	1,116,815	7.2%	1,074,755	1,086,829	1,068,616	12.1%
Lease financing	60,818	62,750	(3.1%)	61,208	58,194	54,849	10.9%

Commercial and business lending	5,523,691	5,255,935	5.1%	4,854,979	4,869,759	4,483,967	23.2%
Commercial real estate - investor	2,787,158	2,810,521	(0.8%)	2,664,251	2,563,767	2,481,411	12.3%
Real estate construction	611,186	612,556	(0.2%)	565,953	584,046	554,024	10.3%

Commercial real estate lending	3,398,344	3,423,077	(0.7%)	3,230,204	3,147,813	3,035,435	12.0%

Total commercial	8,922,035	8,679,012	2.8%	8,085,183	8,017,572	7,519,402	18.7%
Home equity	2,356,900	2,429,594	(3.0%)	2,501,770	2,504,704	2,571,404	(8.3%)
Installment	482,451	510,831	(5.6%)	537,628	557,782	572,243	(15.7%)

Total retail	2,839,351	2,940,425	(3.4%)	3,039,398	3,062,486	3,143,647	(9.7%)
Residential mortgage	3,204,828	3,079,465	4.1%	3,129,144	2,951,013	2,840,458	12.8%

Total consumer	6,044,179	6,019,890	0.4%	6,168,542	6,013,499	5,984,105	1.0%

Total loans	$14,966,214	$14,698,902	1.8%	$14,253,725	$14,031,071	$13,503,507	10.8%

Period End Deposit and Customer Funding Composition			Sep12 vs Jun12				Sep12 vs Sep11
	Sep 30, 2012	Jun 30, 2012	% Change	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	% Change
Noninterest-bearing demand	$4,320,437	$3,874,429	11.5%	$3,989,156	$3,928,792	$3,711,570	16.4%
Savings	1,115,783	1,117,593	(0.2%)	1,098,975	986,766	1,013,195	10.1%
Interest-bearing demand	2,230,740	2,078,037	7.3%	2,040,900	2,297,454	2,071,627	7.7%
Money market	6,682,640	5,822,449	14.8%	6,176,981	5,150,275	5,205,401	28.4%
Brokered CDs	33,612	41,104	(18.2%)	46,493	202,948	203,827	(83.5%)
Other time	2,067,380	2,173,259	(4.9%)	2,300,871	2,524,420	2,576,790	(19.8%)

Total deposits	16,450,592	15,106,871	8.9%	15,653,376	15,090,655	14,782,410	11.3%
Customer repo sweeps	600,225	592,203	1.4%	635,697	664,624	871,619	(31.1%)
Customer repo term	448,782	619,897	(27.6%)	509,332	695,131	1,141,450	(60.7%)

Total customer funding	1,049,007	1,212,100	(13.5%)	1,145,029	1,359,755	2,013,069	(47.9%)

Total deposits and customer funding	$17,499,599	$16,318,971	7.2%	$16,798,405	$16,450,410	$16,795,479	4.2%

Network transaction deposits included above in interest-bearing demand and money market	1,740,434	1,234,010	41.0%	1,171,679	875,052	875,630	98.8%
Brokered CDs	33,612	41,104	(18.2%)	46,493	202,948	203,827	(83.5%)

Total network and brokered funding	1,774,046	1,275,114	39.1%	1,218,172	1,078,000	1,079,457	64.3%

Net customer deposits and funding (4)	15,725,553	15,043,857	4.5%	15,580,233	15,372,410	15,716,022	0.1%

(4)	Total deposits and customer funding excluding total network and brokered funding.